================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) Rule 14a-12

                          CELESTIAL SEASONINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        [LOGO OF CELESTIAL SEASONINGS]

                          CELESTIAL SEASONINGS, INC.
                             4600 SLEEPYTIME DRIVE
                            BOULDER, COLORADO 80301

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD FEBRUARY 12, 1998

To the Stockholders of Celestial Seasonings, Inc.:

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Celestial Seasonings, Inc., a Delaware corporation (the "Company"), will be held on Thursday, February 12, 1998, at 2:30 p.m., (MST), at Celestial Seasonings, Inc., 4600 Sleepytime Drive, Boulder, Colorado 80301, for the following purposes:

   1) To elect three Class I directors to serve until the 2001 Annual Meeting of Stockholders, and until their successors are duly elected and qualified; and
   2) To amend the Company's 1993 Long Term Incentive Plan in order to increase to 625,000 the number of shares of common stock available for issuance under the plan; and
   3) To amend the Company's 1994 Non-Employee Director Compensation Plan in order to make certain changes in the compensation of the Company's non-employee directors; and
   4) To ratify the appointment of Deloitte & Touche llp as the Company's independent auditors for the year ending September 30, 1998; and
   5) To transact such other business as may properly come before the meeting or any adjournments thereof.

            These matters are more fully described in the accompanying Proxy Statement. The Board of Directors of the Company fixed the close of business on December 19, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only holders of the Company's common stock, $.01 par value per share, at the close of business on the record date are entitled to notice of, and to vote at, the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available during normal business hours for examination by any stockholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting, at the Company's corporate offices located at 4600 Sleepytime Drive, Boulder, Colorado 80301.

            You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope to ensure that your shares, regardless of the size of your holdings, are represented and voted in accordance with your wishes. If you choose, you may still vote in person at the Meeting even though you previously submitted your proxy.

                               By order of the Board of Directors


                               Darrell F. Askey,
                               Vice President--Finance and Chief Financial
                                Officer

Boulder, Colorado
January 5, 1998

                        [LOGO OF CELESTIAL SEASONINGS]

                          CELESTIAL SEASONINGS, INC.
                             4600 SLEEPYTIME DRIVE
                            BOULDER, COLORADO 80301

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 12, 1998

                               ----------------

                              GENERAL INFORMATION

   This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors") of Celestial Seasonings, Inc., a Delaware corporation, to be used at the 1998 Annual Meeting of Stockholders of the Company to be held on Thursday, February 12, 1998, at 2:30 p.m. (MST), at Celestial Seasonings, Inc., 4600 Sleepytime Drive, Boulder, Colorado 80301, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), on or about January 5, 1998.

   Stockholders of the Company represented at the Meeting will consider and vote upon (i) the election of three Class I directors, to serve until the 2001 annual meeting of stockholders, and until their successors are duly elected and qualified, (ii) the amendment of the Company's 1993 Long Term Incentive Plan (the "Incentive Plan") in order to increase to 625,000 the number of shares of Common Stock available for issuance under the Plan, (iii) the amendment of the Company's 1994 Non-Employee Director Compensation Plan (the "Director Plan") to make certain changes in the compensation of the Company's non-employee directors, (iv) the ratification of the appointment of Deloitte & Touche llp as the Company's independent auditors for the year ending September 30, 1998, and (v) such other business as may properly come before the Meeting. The Company is not aware of any other business to be presented for consideration at the Meeting.

                      VOTING AND SOLICITATION OF PROXIES

   Only holders of record of the Common Stock at the close of business on December 19, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 4,064,965 shares of Common Stock outstanding. Each stockholder is entitled to one vote for each share held on the Record Date on all matters which may come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting.

   Any proxy given pursuant to this solicitation is revocable at any time prior to being voted at the Meeting. A written revocation must be mailed to the Secretary of the Company and received prior to the Meeting. Any record holder who attends the Meeting may vote in person, thereby revoking any previously executed proxy. All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted in favor of the Board of Directors' nominees for director, for amendment to the Incentive Plan, for amendment to the Director Plan and for the ratification of Deloitte & Touche llp as independent auditors as listed in this Proxy Statement. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Meeting.

   This proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will bear all expenses of this Proxy Statement, the enclosed form of proxy, and of soliciting proxies.

                             ELECTION OF DIRECTORS

   At the Meeting, directors of the Company will be elected by a plurality of the shares voting in the election of directors. Thus, the director candidates, up to the number of directors to be elected, receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

   At the Meeting, stockholders will elect three Class I directors, who will serve until the Company's 2001 annual meeting, or until the director's respective successor has been elected and qualified or until the director's earlier resignation or removal. The shares represented by the proxy card will be voted in favor of the election of the persons named below unless authorization to do so is withheld. In the event that any of the nominees should be unavailable to serve as director, which is not presently anticipated, it is the intention of the persons named in the proxy card to select and cast the shares represented by proxies for the election of such other person or persons as the Board of Directors may designate.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE ELECTION OF THE NOMINEES IDENTIFIED BELOW.

INFORMATION CONCERNING THE NOMINEES

   Set forth below is the name of each nominee for election to the Board of Directors, his or her age, his or her principal occupation for at least the past five years, and the period during which he or she has served as a director. Each nominee is currently a director of the Company.

Nominees for Class I directors (terms expiring in 2001)

     Leonard Lieberman, 68, has served as a director of the Company since 1988. Mr. Lieberman is a retired Chairman, President and Chief Executive Officer of Supermarkets General Corporation, one of the largest supermarket companies in the United States and operator of Pathmark Supermarkets. Mr. Lieberman is a director of Sonic Corporation, Republic New York Corporation and La Petite Academy, Inc. and several privately-held companies

     Marina Hahn, 40, has served as a director of the Company since 1994. Currently, Ms. Hahn is Head, Corporate Advisory Group--East Coast for the William Morris Agency, Inc. During 1996 she was a Marketing/Advertising Consultant. During 1994 and 1995, Ms. Hahn was Vice President of Advertising of Sony Electronics, Inc., a consumer electronics manufacturer. From 1989 until joining Sony, she was the Director of Advertising of Pepsi-Cola Company, a beverage company. From 1979 to 1989 she was employed by DDB Needham Worldwide, Inc., an advertising agency.

     Stephen B. Hughes, 43, has served as a director of the Company since 1997. He joined the Company in 1997 as President and Chief Executive Officer. From 1992 until 1997 he held various positions including Executive Vice President and General Manager of Marketing and Sales, and Executive Vice President and General Manager, USA for Tropicana Dole Beverages North America, a beverage company. Prior to Tropicana Dole, Mr. Hughes was Executive Vice President and General Manager at Healthy Choice, a Division of ConAgra, Inc., a diversified food products company, from 1988 until 1992.

Incumbent Class II directors (terms expiring in 1999)

     Ronald V. Davis, 50, has served as a director of the Company since 1993. Mr. Davis is Chairman of Davis Capital, LLC, a private investment firm. From 1992 to 1994 he was Chairman of Perrier Group of America, Inc. ("Perrier USA"), a leading beverage manufacturer and distributor, and from 1980 to 1992 he was President and Chief Executive Officer of Perrier USA.

     John D. Howard, 45, has served as a director of the Company since 1988. Since 1997, Mr. Howard has been a Senior Managing Director in the Merchant Banking Division of Bear, Stearns & Co., Inc., an investment banking firm. Mr. Howard is also Chief Executive Officer of Gryphon Capital Partners, a private investment firm, a position he has held since 1996. From 1990 to 1996 he was Co-Chief Executive Officer of Vestar Capital Partners, Inc. ("Vestar"), a private investment firm. Prior to joining Vestar in 1990, he had been, since 1985, a Senior Vice President of Wesray Capital Corporation, a private investment firm. Mr. Howard is a director of Access Beyond, Inc., Clark-Schwebel Inc., Dyersburg Fabrics, Inc., and National Realty Trust.

Incumbent Class III directors (terms expiring in 2000)

     Mo Siegel, 48, has served as a director of the Company since 1988 and as Chairman of the Board since 1991. He founded the Company's predecessor in 1970 and was President and Chairman of the Board until 1986. From 1986 until 1990, Mr. Siegel was involved in private investments and not-for-profit activities, and from 1990 until 1991 was a founder and chief executive officer of Earth Wise, Inc., a marketer of environmentally friendly cleaning products and trash bags. He served as Chief Executive Officer of the Company from 1991 to 1997. Mr. Siegel also serves on the Board of Directors of Corporate Express, Inc. and several privately-held companies and foundations.

     James P. Kelley, 43, has served as a director of the Company since 1988. Mr. Kelley is a Managing Director of Vestar. Prior to the founding of Vestar in 1988, he was a Vice President of The First Boston Corporation, an investment banking firm. Mr. Kelley is Chairman of the Board of Directors of La Petite Academy, Inc., and a director of the Westinghouse Air Brake Company and Reid Plastics, Inc.

                     MEETINGS AND COMMITTEES OF THE BOARD

   The Board of Directors held four meetings during fiscal 1997. Each of the directors attended at least 75% of the total number of such meetings and committee meetings on which he or she served that were held during fiscal 1997.

   The Board of Directors has established the following standing committees:

   Compensation Committee. The principal responsibilities of the Compensation Committee are to establish policies and periodically review matters involving executive compensation, recommend changes in employee benefit programs, grant stock options under the Incentive Plan, and provide counsel on key personnel selection, effective succession planning and development programs for all corporate officers. The current members of the Compensation Committee are Messrs. Davis (Chairman), Howard and Lieberman.

   Audit Committee. The principal responsibilities of the Audit Committee are to review the plan, scope and results of the independent audit and report to the Board of Directors on whether financial information is fairly presented and whether generally accepted accounting principles are followed, monitor the internal accounting and financial functions of the Company to assure quality of staff and proper internal controls, and investigate conflicts of interest, ethics and compliance with laws and regulations. The current members of the Audit Committee are Ms. Hahn and Messrs. Kelley and Lieberman (Chairman).

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon its review of copies of the Section 16 reports the Company has received and representations from certain reporting persons, the Company believes that during its year ended September 30, 1997, all of its directors, executive officers and greater than 10% beneficial owners were in compliance with their filing requirements, although Mr. Hughes and Mr. Francis McGuinn's initial Form 3 filings were late. Mr Hughes' Form 3 reported the initial grant of options and restricted stock made in connection with his hiring, and Mr. McGuinn's Form 3 reported the initial grant of options made in connection with his hiring.

                              EXECUTIVE OFFICERS

   Set forth below is certain information relating to the current executive officers of the Company. Biographical information with respect to Mo Siegel and Stephen B. Hughes is set forth under "Election of Directors" above.

      NAME           AGE     POSITION(S)
      ----           ---     -----------
Mo Siegel             48     Chairman of the Board
Stephen B. Hughes     43     Chief Executive Officer and President
Darrell F. Askey      41     Vice President--Finance and Chief Financial Officer
Marie A. Gambon       45     Vice President--Human Resources

   Mr. Askey has been the Vice President--Finance since December 1995 and was promoted to Chief Financial Officer in September 1997. He joined the Company in January 1994 as Corporate Controller. Prior to joining the Company, from 1991 to 1993 he was Director of Finance at Synergen, Inc., a biotechnology company. Prior to his employment at Synergen, Mr. Askey served as Controller from 1989 to 1991 for Cholestech, Inc., a medical diagnostics products company. Prior to Cholestech, Mr. Askey served in various financial and operating positions at Genentech, Inc., a biotechnology company, for eight years. Mr. Askey began his career in 1979 with the General Tire Company, a tire manufacturer and a division of GenCorp., Inc.

   Ms. Gambon joined the Company as Vice President--Human Resources in March 1994. Prior to joining the Company, from 1992 to 1994 she was Executive Director--Leadership and Learning of U.S. West, a telephone company. From 1991 to 1992 she was Director of the Leadership Center of U.S. West. Prior to her employment with U.S. West, Ms. Gambon was employed by International Business Machines, a computer hardware and software manufacturer, for 17 years.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

   During fiscal 1997, non-employee directors received an annual directors' fee of $8,000, a fee of $2,000 for each meeting of the Board of Directors or Board committee attended, and $500 for each special meeting attended, as well as reimbursement for their costs of attending such meetings. The annual directors' fee is paid in cash. Meeting fees are paid, at the election of the director, in cash or Common Stock in accordance with the provisions of the Director Plan. During 1997, all non-employee directors elected to receive compensation for meeting fees in stock. Mr. Siegel, Chairman of the Board, and Mr. Hughes, Chief Executive Officer, receive no annual or meeting fees for services as directors.

EXECUTIVE COMPENSATION

   The following table sets forth the compensation awarded by the Company to its Chairman, Chief Executive Officer and its four other most highly compensated executive officers for services rendered during the three years ended September 30, 1997.

                                                                   LONG-TERM
                                   ANNUAL COMPENSATION            COMPENSATION
                                 ------------------------    ------------------------
                                                                          SECURITIES
                                                             RESTRICTED   UNDERLYING
        NAME AND                                               STOCK        OPTIONS      ALL OTHER
   PRINCIPAL POSITION    YEAR     SALARY   BONUS   OTHER      AWARD($)    AWARDED (#) COMPENSATION(9)
   ------------------    ----    -------- ------- -------    ----------   ----------- ---------------
Mo Siegel
 Chairman of the Board.. 1997    $212,000 $70,493 $   --      $    --           --        $8,945
                         1996     212,000  69,030     --           --           --         8,541
                         1995     211,535  46,262     --           --           --         8,196
Stephen B. Hughes
 Chief Executive
  Officer............... 1997(1)   69,495  40,054  11,540(4)   322,500(8)   215,000          --
John D. Hale
 Senior Vice President
  and Vice President--
  Operations............ 1997(2)  173,000  46,801   5,000(5)       --           --         7,901
                         1996     141,000  49,336   5,000(5)       --           --         7,853
                         1995     131,750  23,712   5,000(5)       --         1,500        7,012
Darrell F. Askey
 Vice President--Finance
  and Chief Financial
  Officer............... 1997     126,919  41,008   2,858(6)       --           --         6,911
                         1996     107,196  44,339   1,721(6)       --        12,052        5,376
Francis J. McGuinn
 Vice President--Sales.. 1997     137,929  46,640  15,000(7)       --           --         7,521
                         1996(3)   73,731  50,533   8,477(7)       --        12,052          --
Marie A. Gambon
 Vice President--Human
  Resources............. 1997     109,754  31,928     --           --           --         6,284
                         1996     104,990  22,325     --           --           --         5,669
                         1995     100,052  12,205     --           --           --         5,162

--------
(1) Mr. Hughes' employment with the Company commenced during the Company's third quarter in 1997.
(2)  Mr. Hale ceased to serve as an executive officer on September 30, 1997.
(3) Mr. McGuinn's employment with the Company commenced during the Company's second quarter in 1996. He ceased to serve as an executive officer on September 30, 1997.
(4) Consists of reimbursement of relocation expenses ($10,561) and benefits related to the Company's provision of a leased car ($979).
(5)  Consists of benefits in lieu of provision of a leased car.
(6)  Consists of benefits related to the Company's provision of a leased car.
(7)  Consists of reimbursement of relocation expenses.
(8) Consists of 15,000 shares granted on June 16, 1997, with a value of $427,500 as of September 30, 1997. The shares vest over a five year period as follows: 20% one year from date of grant and 1-2/3% per month thereafter. The Company has not declared any dividends in the past; however, if a dividend were declared Mr. Hughes has the right to receive such dividend.
(9) Consists of Company contributions pursuant to the Company's 401(k) defined contribution plan, Company contributions pursuant to the Company's thrift retirement plan, Company contributions to fund purchases of Common Stock for the officer's account under the Company's employee stock ownership plan, and premiums paid by the Company for the officer's personal term life insurance policy.

OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth information concerning options granted to the executives named in the Summary Compensation Table above during the year ended September 30, 1997.

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                                                                            STOCK PRICE APPRECIATION
                                         INDIVIDUAL GRANTS                       FOR OPTION TERM
                         -------------------------------------------------- -------------------------
                          NUMBER OF   % OF TOTAL
                         SECURITIES    OPTIONS
                         UNDERLYING   GRANTED TO  EXERCISE OR
                           OPTIONS   EMPLOYEES IN BASE PRICE   EXPIRATION
          NAME           GRANTED (#) FISCAL YEAR    ($/ SH)       DATE           5%          10%
          ----           ----------- ------------ ----------- ------------- ------------ ------------
Stephen B. Hughes.......   215,000       86.5%      $21.50    June 16, 2007 $  1,277,112 $  2,822,082


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

   The following table sets forth information concerning option exercises during the last fiscal year and outstanding options held as of September 30, 1997 by the executives named in the Summary Compensation Table above.

                                                      NUMBER OF
                                                     SECURITIES          VALUE OF
                                                     UNDERLYING        UNEXERCISED
                                                     UNEXERCISED       IN-THE-MONEY
                                                     OPTIONS AT         OPTIONS AT
                                                    FISCAL YEAR-       FISCAL YEAR-
                                                       END (#)           END ($)
                            SHARES                 --------------- --------------------
                         ACQUIRED ON     VALUE      EXERCISABLE /     EXERCISABLE /
     NAME                EXERCISE (#) REALIZED ($)  UNEXERCISABLE    UNEXERCISABLE(1)
     ----                ------------ ------------ --------------- --------------------
Mo Siegel...............     --          $  --     110,913/  3,057 $1,912,927/   25,985
Stephen B. Hughes.......     --             --           0/215,000          0/1,505,000
John D. Hale............     --             --      23,985/  2,667    334,547/   25,876
Darrell F. Askey........     --             --       4,960/  8,442     52,012/   86,396
Francis J. McGuinn......     --             --       3,816/  8,236      24,327/  52,505
Marie Gambon............     --             --       2,750/  2,250     36,438/   29,813

--------
(1) Amounts are calculated as the difference between the fair market value of the stock underlying the options ($28.50 per share on the last trading day of the fiscal year) and the exercise price of the options. The weighted average exercise price on the last trading day of the fiscal year was $11.49 for Mr. Siegel's options, $21.50 for Mr. Hughes' options, $14.98 for Mr. Hale's options, $18.17 for Mr. Askey's options, $22.13 for Mr. McGuinn's options, and $15.25 for Ms. Gambon's options.

EMPLOYMENT AGREEMENTS

   Mr. Siegel entered into an executive agreement with the Company, beginning June 16, 1997, pursuant to which he is entitled to an annual salary of $250,000 beginning in the Company's 1998 fiscal year. Commencing with the Company's 1998 fiscal year, Mr. Siegel will not participate in a bonus program. Mr. Siegel is entitled to participate in the Company's health and welfare benefit plans, and other plans generally available to executive officers and employees. The employment agreement provides for severance compensation equal to two times annual salary of $250,000 if Mr. Siegel is terminated by the Company without cause. Mr. Siegel also agreed to certain standstill provisions and agreed not to compete with the Company for a period of four years following termination of employment and agreed to customary provisions regarding confidentiality and proprietary rights.

   Mr. Hughes entered into an employment agreement with the Company, beginning June 16, 1997, pursuant to which he is entitled to an annual base salary of $295,000 during 1997 and $315,000 during 1998, and reviewed annually thereafter. Mr. Hughes also is eligible to participate in a bonus program, with a target bonus equal to 50% of his base salary and a maximum bonus equal to 100% of his base salary. Mr. Hughes received nonqualified stock options to purchase 215,000 shares of the Company's common stock and a grant of 15,000 restricted shares, all of which vest over a five year period. Mr. Hughes is entitled to participate in the

Company's health and welfare benefit plans, and other plans generally available to executive officers and employees. In addition, Mr. Hughes received reimbursement of certain relocation expenses when he joined the Company, along with an interest free loan. See "Certain Relationships and Related Transactions." The employment agreement is for a term of two years, with automatic one year extensions thereafter. The employment agreement provides for severance compensation equal to two times base salary if Mr. Hughes is terminated by the Company without cause or if Mr. Hughes resigns for good reason following a change in control of the Company. Mr. Hughes also agreed not to compete with the Company for a period of two years following termination of employment and agreed to customary provisions regarding confidentiality and proprietary rights.

   Messrs. Askey, Hale and McGuinn and Ms. Gambon have entered into substantially similar employment agreements with the Company pursuant to which the executive is entitled to an annual base salary, reviewed annually. The executive also may receive a performance bonus each year with a target equal to a percentage of his or her base salary. In addition, the executive is entitled to participate in the Company's health and welfare benefit plans, incentive stock option and bonus plans, and other plans generally available to executive officers and employees. The employment agreements provide for severance compensation equal to a maximum of nine months' base salary if the executive is terminated by the Company without cause during the first year of employment and six months' base salary if the executive is terminated by the Company without cause thereafter. In addition, Messrs. Hale and McGuinn received reimbursement of certain relocation expenses when they joined the Company.

COMPENSATION COMMITTEE REPORT

   The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The members of the Committee, none of whom are employees or officers of the Company, are Ronald Davis, Chairman, John Howard and Leonard Lieberman. The Committee determines the compensation of all executive officers of the Company, including compensation of the executives named in the Summary Compensation Table. In reviewing the compensation of individual executive officers the Committee considers individual performance, the recommendations of the Chief Executive Officer, (other than with respect to his own compensation), published compensation surveys, and current market conditions. The Committee's determinations on compensation are reviewed with all non-employee directors. During fiscal 1997 the Committee met three times.

 Overall Policy

   The Company's compensation programs are tied closely to Company performance, which the Board of Directors believes contributes to increases in shareholder value. The Company's compensation programs are aimed at enabling the Company to attract and retain the best possible executive talent, and rewarding those executives commensurate with their ability and performance and the Company's performance.

   At least once each year, the Committee conducts a comprehensive review of the Company's executive compensation programs. The purpose of the review is to assure that the Company's executive compensation programs remain competitive and that the programs meet their objective of creation of shareholder value. In its review, the Committee considers data provided by management and by a leading compensation consulting group.

 Compensation Programs

   The Company's compensation programs consist of base salary, a short-term cash incentive program (the "Annual Plan"), annual profit sharing (known in the Company as "Gainsharing"), and a long-term incentive stock option program. At the executive officer level, compensation includes a significant amount of performance-based compensation (short-term and long-term incentive programs).

 Base Salary

   Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other manufacturing companies of comparable size and lines of business in the Rocky Mountain region. Increases in individual salaries are determined considering the person's performance against personal objectives for the year, as well as the Company's performance against certain corporate objectives.

 Annual Incentive

   The Company's officers are eligible to receive an annual cash incentive award under the Annual Plan. In addition to the executive officers, 36 key managers participated in the Annual Plan in 1997. Under the Annual Plan, individual target bonuses are established based on position level. Participants may receive the target bonus, or more or less than the target bonus depending upon the Company's performance as compared to plan, and the participants' performance against individual objectives established at the start of the year. The 1997 Annual Plan for executive management had 75% of their award tied to operating cash flow and case volume sales objectives, and 25% tied to three or more strategic objectives. Such strategic objectives were specific to each executive manager.

 Gainsharing

   The Company believes that employee participation in profitability is a cornerstone to increased productivity and a successful organization. Therefore, each employee of the company receives a pro rata portion of a profit sharing pool based on operating profit results as measured against the annual plan. The pro rata amount paid to each employee is based on a formula incorporating length of service and salary earned for the year. The salary portion of the formula is subject to a ceiling substantially lower than the annual salary of any of the executives named in the Summary Compensation Table, resulting in payments being spread more evenly among all employees of the Company. In 1997, the executive officers of the Company waived their participation rights in order to increase the pool available to non-executive employees.

 Long-Term Incentive

   The Company believes in the importance of stock ownership by management and other employees. Consequently, the Company's long-term incentive plans are stock-based. The primary long-term incentive vehicle is the Incentive Plan, in which nearly all employees are eligible to participate. Participants are considered for awards of stock options, based upon an assessment of job level, performance, potential, past award history, and competitive practice. Stock options for executive management become exercisable (vest) over a four or five year period and have terms of from six to ten years.

 Chief Executive Officer Compensation

   In 1997, Mr. Siegel primarily acted as the Company's Chief Executive Officer and President. In mid-June, Mr. Hughes was hired by Mr. Siegel and the Board of Directors to assume the positions of Chief Executive Officer and President. Mr. Siegel continues to act as the Company's Chairman.

   In determining Mr. Siegel's compensation, the Committee considered financial and non-financial performance, as well as how the Chief Executive Officer's compensation compares to that of chief executive officers in comparable companies.

   The Company's key internal financial measurements are performance against earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings per share ("EPS") targets. For 1997, the Company's EBITDA increased 4.7%, and EPS increased 12.2%. Case volume, another measure of Company performance, increased 2.4% in 1997.

   Other accomplishments of the Company in 1997 included the hiring of Mr. Hughes, several new products including the launch of a new herbal supplements line under the Celestial Herbal Extracts brand and elimination of the Company's bank debt.

   The Committee considered that Mr. Siegel's leadership was key in achieving the Company's level of performance in 1997. In recognition of this performance, the Committee approved an Annual Plan award of $70,167 for 1997. This is an increase of 2.0% over his Annual Plan award for 1996.

   Mr. Hughes' compensation was negotiated in connection with his recruitment by the Company and the execution of his employment agreement. In connection with the Board's recruiting process, the Board retained a nationally recognized executive recruiting firm.

MEMBERS OF THE COMMITTEE

Ronald V. Davis, Chairman

John D. Howard

Leonard Lieberman

                               PERFORMANCE GRAPH

   The following graph provides a comparison of the cumulative total return* for the Standard & Poor's Foods Index, the Standard & Poor's Beverage-Soft Drink Index, the Wilshire 5000 Index, and the Company since the Company's initial public offering on July 12, 1993.

                       [PERFORMANCE GRAPH APPEARS HERE]

* $100 invested July 12, 1993 in Common Stock at the initial public offering price or in the index indicated, including reinvestment of dividends. All other dates in the graph correspond with the last trading day of the Company's fiscal periods.

   Corresponding index values and Common Stock price values are given below:

                          07/12/93 09/24/93 09/23/94 09/29/95 09/27/96 09/26/97
                          -------- -------- -------- -------- -------- --------
Celestial Seasonings In-
 dex                      $100.00  $153.75  $ 90.00  $ 90.00  $ 95.00  $142.50
S&P Foods Index           $100.00  $100.22  $107.78  $137.08  $144.02  $187.01
S&P Bev.-S.D. Index       $100.00  $102.47  $106.34  $157.71  $192.69  $248.00
Wilshire 5000 Index       $100.00  $102.83  $102.66  $130.47  $151.77  $205.54
CELESTIAL SEASONINGS
CLOSING STOCK PRICE       $ 20.00  $ 30.75  $ 18.00  $ 18.00  $ 19.00  $ 28.50

                            PRINCIPAL STOCKHOLDERS

   The following table and notes sets forth as of December 1, 1997 the beneficial ownership, as defined by the regulations of the Commission, of Common Stock held by (i) each person or group of persons known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth under "Compensation of Directors and Executive Officers" and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned. Except as otherwise indicated, the address of each person listed below is 4600 Sleepytime Drive, Boulder, Colorado, 80301.

                                           AMOUNT AND NATURE OF  PERCENT OF CLASS
        NAME/ADDRESS OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP BENEFICIALLY OWNED
        --------------------------------   -------------------- ------------------
        Gilchrist B. Berg (1)
         225 Water Street, Suite 1987
         Jacksonville, FL 32202.........         219,000               5.39%
        The Capital Group Companies,
         Inc. (2)
         333 South Hope Street, 52nd
          Floor
         Los Angeles, CA 90071..........         250,000               6.16
        FMR Corp. (3)
         82 Devonshire Street
         Boston, MA 02109...............         311,000               7.66
        Gabelli Funds, Inc. (4)
         One Corporate Center
         Rye, NY 10580..................         531,300              13.08
        Quaker Capital Management Co.
         (5)
         Abbott Bldg. 401 Wood Street
         Pittsburgh, PA 15219...........         218,400               5.38
        Southeastern Asset Management,
         Inc. (6)
         6075 Poplar Avenue, Suite 900
         Memphis, TN 38119..............         312,270               7.69
        Mo Siegel (7)...................         494,403              11.85
        Ronald V. Davis (8).............          10,827                  *
        Marina Hahn (9).................           3,420                  *
        John D. Howard..................          40,631               1.00
        Stephen B. Hughes (10)..........          16,000                  *
        James P. Kelley.................          26,927                  *
        Leonard Lieberman...............           2,296                  *
        Darrell F. Askey (11)...........           6,093                  *
        Marie Gambon (12)...............           3,913                  *
        John D. Hale (13)...............          30,938                  *
        Francis J. McGuinn (14).........           4,218                  *
        All Officers and Directors as a
         Group
         (11 persons) (15)..............         639,666              15.10%

            --------
            *Less than 1%

 (1) According to a statement on Schedule 13D filed on April 18, 1997 with the Commission.
 (2) According to a statement on Schedule 13G filed on February 12, 1997 with the Commission.
 (3) According to an amendment to a statement on Schedule 13G filed on February 10, 1997 with the Commission, FMR Corp. had sole voting power over 108,900 shares and may be deemed to have beneficial ownership of 202,100 shares.
 (4) According to an amendment to a statement on Schedule 13D filed on July 18, 1997 with the Commission, Gabelli Funds had sole voting power over 142,000 shares and may be deemed to have beneficial ownership of 389,300 shares.
 (5) According to a statement on Schedule 13G filed on February 12, 1997 with the Commission, Quaker Capital Management had sole voting power over 6,000 shares and may be deemed to have beneficial ownership of 212,400 shares.
 (6) According to an amendment to a statement on Schedule 13G filed on February 4, 1997 with the Commission, Southeastern Asset Management had sole voting power over 76,270 shares and may be deemed to have beneficial ownership of 236,000 shares.
 (7) Includes 111,524 shares obtainable upon the exercise of presently exercisable options and 286 shares held in Mr. Siegel's account in the Company's employee stock ownership plan (the "ESOP").
 (8) Includes 10,000 shares obtainable upon the exercise of presently exercisable options.
 (9) Includes 2,500 shares obtainable upon the exercise of presently exercisable options.
(10)  Includes 15,000 restricted shares.
(11) Includes 5,429 shares obtainable upon the exercise of presently exercisable options and 42 shares held in Mr. Askey's account in the ESOP.
(12) Includes 3,000 shares obtainable upon the exercise of presently exercisable options and 41 shares held in Ms. Gambon's account in the ESOP.
(13) Includes 24,445 shares obtainable upon the exercise of presently exercisable options and 150 shares held in Mr. Hale's account in the ESOP.
(14) Includes 4,218 shares obtainable upon the exercise of presently exercisable options.
(15) Includes 161,116 shares obtainable upon the exercise of presently exercisable options and 519 shares held in accounts in the ESOP.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Pursuant to an Employment Agreement dated June 16, 1997 between the Company and Stephen B. Hughes, the Company provided an interest free loan of up to $1,500,000 to be used for the purchase of a home. The loan is payable upon the earlier of the sale of Mr. Hughes' former home or 18 months after the purchase of a new home. As of December 1, 1997 amounts due from Mr. Hughes totaled $909,000.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The firm of Deloitte & Touche llp served as independent auditors of the Company for the year ended September 30, 1997 and, upon recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche llp to serve for the year ending September 30, 1998. The Board of Directors is requesting ratification by the stockholders of Deloitte & Touche llp's appointment. Representatives of Deloitte & Touche llp are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

   In the event this proposal is defeated, the vote will be considered as a direction to the Board of Directors to select other auditors for the next year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a year, Deloitte & Touche llp's appointment for the 1998 year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

   Services to be performed by Deloitte & Touche llp for the 1998 year will include, among other things, audit of annual financial statements, limited reviews of quarterly financial information and consultations in connection with various financial reporting, accounting and tax matters. Ratification of Deloitte & Touche llp's appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote. In determining whether the proposal has received a majority, abstentions will be counted and have the same effect as a vote against the proposal and broker non-votes will not be considered as present and entitled to vote and therefore will have no effect on the vote.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
       THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

                    AMENDMENT OF CELESTIAL SEASONINGS, INC.
                         1993 LONG-TERM INCENTIVE PLAN

GENERAL

   The Board of Directors recommends that the stockholders approve an amendment to the Incentive Plan to increase the number of shares of Common Stock permitted to be granted. The amendment would provide that a maximum of 625,000 shares of Common Stock be authorized for issuance under the Incentive Plan. The following is a summary of the material features of the Incentive Plan, which is attached as Exhibit A.

SUMMARY OF THE INCENTIVE PLAN

   The Incentive Plan was initially approved by stockholders on July 12, 1993, and an amendment to the Incentive Plan was approved by stockholders on February 9, 1995. On August 15, 1996, the Board amended and restated the Incentive Plan to adopt certain changes in connection with the Commission's revision of rules under Section 16 of the Exchange Act. On December 8, 1997, the Board of Directors amended the Incentive Plan, subject to approval of the stockholders, to increase to 625,000 the number of shares of Common Stock authorized for issuance.

   The purpose of the Incentive Plan is to advance the interest of the Company and its stockholders by providing incentives to certain key employees of the Company and to certain other key individuals who perform services for the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company (the "Participants"). The Incentive Plan is administered by the Board of Directors or, if the Board of Directors so designates, by a committee of the Board of Directors that is comprised of not fewer than two directors. The Company's Board of Directors has designated the Board's Compensation Committee to administer the Incentive Plan. The Committee may delegate administrative responsibilities with respect to Participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended if so permitted by applicable law. The Incentive Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock, performance grants and other awards deemed by the Committee to be consistent with the purposes of the Incentive Plan (collectively or individually, "Awards"). Such Awards may be granted alone, or in conjunction with one or more other Awards, as determined by the Committee.

   As amended, a maximum of 625,000 shares of Common Stock will be authorized to be issued under the Incentive Plan in connection with the grant of Awards, subject to adjustments described below. Currently 225,000 shares of Common Stock are authorized to be issued under the Incentive Plan. Common Stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If any Common Stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, the Common Stock which would otherwise have been issuable pursuant to such Awards will be available for issuance under new Awards.

   The Committee has exclusive discretion (a) to select which key employees and other key individuals performing services for the Company shall be included as Participants and the Participants to whom Awards will be granted,
(b) to determine the type, size and terms of each Award, (c) to modify within certain limits the terms of any Award, (d) to determine the time when Awards will be granted, (e) to establish performance objectives, (f) to prescribe the form of documents representing Awards under the Incentive Plan and (g) to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Incentive Plan. The Committee has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding. The Company anticipates that approximately 40 key employees will be eligible to participate in the Incentive Plan.

   A Participant to whom an Award of a stock option, SAR, performance grant or other Award is made has no rights as a stockholder with respect to any Common Stock issuable pursuant to any such Award until the date of issuance of the stock certificate for such shares.

 Awards under the Incentive Plan

   Stock Options. A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of Common Stock at a price ("Option Price") fixed by the Committee. A stock option may be granted either alone or in conjunction with one or more other Awards. The Option Price for nonqualified options may be less than, equal to or greater than the fair market value of the Common Stock, but will not be less than 50% of the fair market value of the underlying shares of Common Stock on the date of grant. In the case of incentive stock options, the Option Price may not be less than the fair market value of the underlying shares of Common Stock on the date of grant and, with respect to incentive stock options granted to employees of the Company or any affiliate who own more than 10% of the voting power of all classes of the stock of the Company or any affiliate ("Ten Percent Employees"), not less than 110% of fair market value on the date of the grant.

   Stock options are not transferable during the Participant's lifetime, provided that the Committee may grant Awards that are transferable, without payment of consideration, to immediate family members and related parties. Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to Ten Percent Employees, five years, after the date on which they are granted. Stock options become exercisable at such times and in such installments as the Committee determines. Payment of the Option Price must be made in full at the time of exercise in cash, by tendering to the Company shares of Common Stock, by a combination thereof or by any other means that the Committee deems appropriate (including, without limitation, the surrender of rights in one or more outstanding Awards).

   No stock option may be exercised unless the grantee has been, at all times during the period from the date of grant through the date of exercise, employed by or performing services for the Company or one of its affiliates; however, if a Participant dies, retires or is disabled, the Committee may permit such exercise to be made during certain periods following the date the Participant ceases to be employed by or performing services for the Company.

   Stock Appreciation Rights. SARs are rights to receive (without payment to the Company) cash, Common Stock, other property or any combination thereof, based on the increase in the value of the Common Stock specified in the SAR. An SAR may be granted alone, or a holder of a stock option or other Award may be granted a related SAR. An SAR that is related to another Award is exercisable only to the extent that the other Award is exercisable and then only during such period or periods as the Committee determines.

   An SAR is not transferable during the Participant's lifetime provided that the Committee may grant Awards that are transferable, without payment of consideration, to immediate family members and related parties. No SAR may be exercised unless the grantee has been, at all times during the period from the date of grant through the date of exercise, employed by or performing services for the Company or one of its affiliates; however, if a Participant dies, retires or is disabled, the Committee may permit such exercise to be made during certain periods following the date the Participant ceases to be employed by or performing services for the Company.

   Upon exercise of an SAR, the holder must surrender the SAR and surrender unexercised any related stock option or other Award. The holder receives in exchange, at the election of the Committee, cash, shares of Common Stock, other consideration, or any combination thereof, equal in value to (or, in the discretion of the Committee, less than) the difference between (i) the exercise price or Option Price per share and (ii) the fair market value per share on the last business day next proceeding the date of exercise, times the number of shares subject to the SAR or the stock option or other Award, or portion thereof, being exercised.

   Restricted Stock. A restricted stock Award is an award of a number of shares of Common Stock that are subject to certain restrictions (e.g., such stock shall be issued but not delivered to the Participant, shall be nontransferable except as otherwise determined by the Committee, and, generally, shall be forfeited if the Participant's employment or performance of services for the Company terminates). Such restrictions exist for a period and in accordance with any other terms that may be specified by the Committee. Prior to the expiration of the restrictions and the satisfaction of any applicable terms, a Participant who has received a restricted stock Award has the rights of ownership of the shares of Common Stock included therein, including the right to vote and to receive dividends.

   Performance Grants. At the time a performance grant is made, the Committee establishes performance objectives during a specified period (the "Award Period"). The final value, if any, of a performance grant is determined by the degree to which the performance objectives have been achieved during the Award Period, subject to adjustments that the Committee may approve based on relevant factors. Performance objectives may be based on the performance of the Participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of thereof, as the Committee determines. The Committee may, in its discretion, make adjustments in the computation of any performance measure. The maximum value of an Award will be established by the Committee and may be a fixed amount, an amount that varies from time to time based on the value of the Common Stock, or an amount that is determinable from other criteria specified by the Committee. Performance grants may be issued in different classes or series, having different names, terms and conditions.

   Performance grants may be grants alone, or they may be granted in conjunction with other Awards. If awarded in conjunction with an associated Award, the number of performance grants may be reduced on an appropriate basis to the extent that the associated Award is exercised by, paid to, or otherwise received by, the Participant, as determined by the Committee.

   The rights of a Participant in a performance grant will be provisional and may be canceled or paid in whole or in part, as determined by the Committee, if the Participant's continuous employment with or performance of services for the Company and its affiliates terminates during the Award Period.

   The Committee will generally determine the value of a performance grant as promptly as practicable after the end of the Award Period or upon the earlier termination of the Participant's employment or performance of services. The Committee may, however, determine the value of the performance grant and pay it out at any time during the Award Period. If the performance grant was not in conjunction with an associated Award, the holder of the performance grant will be paid the final value. If the performance grant has value and was granted in conjunction with an associated Award, however, the Committee will determine whether (a) to cancel the performance grant and permit the Participant to retain the associated Award, (b) to cancel the associated Award and pay out the value of the performance grant or (c) to pay out the value of only a portion of the performance grant and to cancel the associated Award as to an appropriate portion thereof.

   Payment of an Award such as a performance grant may be made in cash, shares of Common Stock or other consideration (for example, other Company securities or property) or a combination thereof, and in accordance with terms set by the Committee. Deferred payments may be made in installments with a return calculated on the basis of one or more investment equivalents, as determined by the Committee in its discretion.

 Additional Information

   Under the Incentive Plan, if any change in the outstanding shares of Common Stock occurs by reason of a stock split, stock dividend, combination, subdivision or exchange of shares, recapitalization, merger, consolidation, reorganization or other extraordinary or unusual event, the Committee may direct appropriate changes in the terms of any Award or the number of shares of Common Stock available for Awards. Such changes may include the number or kind of securities that may be issued, the number or kind of securities subject to, or the Option Price under, any outstanding stock option, the number or kind of securities which have been awarded as restricted stock or any repurchase option price relating thereto, the number or value of performance grants, the number or value of any other Award, or any measure of performance of any Award.

   In addition, the Committee has the discretion to make appropriate changes in some or all Awards, including replacement or exchanges of Awards and the relinquishment of one Award for another Award, and to make appropriate upward or downward adjustments in Awards (for example, based upon job changes or transfers between units of the Company). Such changes may, under certain circumstances, be without the consent of Award holders.

   The Incentive Plan permits the Committee to determine whether it is advisable for the Company or any affiliate to provide Participants with financing or to assist Participants in obtaining financing from a bank or other third party so as to permit the payment of taxes in respect of an Award or to enable the Participant to acquire, exercise or realize the rights of an Award. Such assistance may take any form and be on such terms as the Committee considers appropriate including, without limitation, a direct loan, guaranty of the obligation of the Participant or the maintenance by the Company or an affiliate of deposits with a bank or third party.

   The Committee may also determine to grant an Award in conjunction with deferral of a Participant's compensation. In such case, the Committee may provide that amounts be (a) forfeited to the Company and/or to other holders of Awards under certain circumstances (including, without limitation, certain types of termination of employment or performance of services), (b) subject to increase or decrease in value based upon specified performance measures and/or
(c) credited with income equivalents until the date or dates of payment of the Award.

   The Committee may permit a Participant to elect to pay taxes required to be withheld with respect to an Award in any appropriate manner (including, without limitation, by the surrender to the Company of shares of Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award).

   Generally, a Participant's right and interest under the Incentive Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a Participant's death), including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

   The expenses of the Incentive Plan are borne by the Company. The Incentive Plan terminates upon the earlier of (i) the adoption of a resolution by the Board terminating the Incentive Plan and (ii) July 6, 2003, unless extended for up to an additional five years for the grant of Awards other than incentive stock options by action of the Board of Directors of the Company. The Board of Directors may amend the Incentive Plan at any time and from time to time for any purpose consistent with the goals of the Incentive Plan. However, if failure to obtain stockholder approval would adversely affect compliance of the Incentive Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or other applicable law or regulation) no amendment shall be effective unless and until approved by stockholders.

FEDERAL INCOME TAX CONSEQUENCES

   The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

   Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

   If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms'-length sale of such shares) over the exercise price thereof, and the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

   If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an optionee.

   Nonqualified Options. With respect to nonqualified stock options granted under the Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

   SARs. The grant of an SAR does not result in income for the grantee or in a deduction for the Company. Upon the exercise of an SAR, the grantee generally recognizes ordinary income and the Company is entitled to a deduction measured by the fair market value of any amounts received by the grantee.

   Restricted Stock. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. The Company is entitled to a corresponding tax deduction for the amount of ordinary income recognized by the recipient. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), less any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the appreciation or depreciation since the shares became transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued) will be treated as long-term or short-term capital gain or loss. The holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b)). If restricted stock is received in connection with another award under the Incentive Plan (for example, upon exercise of an option), the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for restricted stock.

   Performance Awards. The recipient of a performance award will generally be subject to tax at ordinary income rates on any cash received and the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Any cash received under a performance award will be included in income at the time of receipt. The fair market value of any Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any Common Stock distributed under a performance award will begin when the recipient recognizes ordinary income in respect of that distribution.

PLAN BENEFITS

   It is not possible to determine Awards that will be made to Participants under the Incentive Plan. The amendment would not have resulted in any changes in the number of Awards granted to date under the Incentive Plan, although, had the amendment been in effect, the Committee may have determined to grant 165,000 stock options granted to Stephen B. Hughes in connection with his hiring under the Incentive Plan rather than outside the Incentive Plan. The amendment will increase the number of shares of Common Stock available to Awards under the Incentive Plan in the future.

                                   * * * * *

   At the meeting, the amendment to the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present and entitled to vote. In determining whether the proposal has received a majority, abstentions will be counted and have the same effect as a vote against the proposal, and broker non-votes will not be considered as present and entitled to vote and therefore will have no effect on the vote.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
         THE PROPOSAL TO APPROVE THE AMENDMENT TO THE INCENTIVE PLAN.

                    AMENDMENT OF CELESTIAL SEASONINGS, INC.
                 1994 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

GENERAL

   The Board of Directors recommends that stockholders approve amendment and restatement of the Director Plan. The amendment would provide that each non-employee director will receive an option to purchase 5,000 shares of Common Stock on the date of the Meeting (reduced by any previous options received under the Director Plan by such non-employee director). Non-employee directors elected for the first time after 1998 would also receive an initial grant of an option to purchase 5,000 shares; currently, newly elected non-employee directors receive an initial grant of an option to purchase 2,500 shares under the Director Plan. In addition, non-employee directors would receive an annual grant, commencing in 1999, of an option to purchase 2,000 shares of Common Stock and would be entitled to elect to receive their annual retainer (which will increase from $8,000 to $10,000 per year in 1998) in shares of Common Stock rather than cash. The amendment raises the aggregate limit on the number of shares that any non-employee director could receive under the Director Plan from 20,000 to 40,000. Finally, the amendment changes the amendment provision in the Director Plan so as to require stockholder approval of future amendments to the Director Plan only to the extent such approval is required under provisions of the Internal Revenue Code, the Exchange Act, or the NASDAQ National Market System or any stock exchange. Currently, the amendment provision contains restrictions similar to rules of the Commission, which were repealed in 1996, and which generally provided for stockholder approval of amendments that materially changed benefits to participants. The following is a summary of the Director Plan, as amended and restated, which is attached to this proxy statement as Exhibit B.

SUMMARY OF THE DIRECTOR PLAN

   The Director Plan was adopted by the Board on August 4, 1994, amended and restated by the Board on October 20, 1994, approved by stockholders on February 5, 1995, and amended and restated by the Board on August 15, 1996 and December 29, 1997. The purpose of the Director Plan is to advance the interests of the Company by providing an inducement to recruit as directors of the Company highly qualified persons who are neither employees nor officers of the Company and who have a variety of expertise and experience. In addition, the Board believes the Director Plan creates incentives to retain non-employee directors, and solidifies the common interests of the directors and stockholders of the Company. The aggregate number of shares of Common Stock authorized for issuance pursuant to the Director Plan is 75,000, subject to adjustment in certain instances as described below. Only directors of the Company who are not full-time employees of the Company or any of its subsidiaries are eligible to participate in the Director Plan. Directors who are currently eligible to participate in the Director Plan are Ms. Hahn and Messrs. Davis, Howard, Kelley and Lieberman.

   The Director Plan provides that eligible directors will automatically be granted an option to purchase 5,000 shares of Common Stock as of February 12, 1998 (reduced by any options previously granted under the Director Plan). Non-employee directors elected after 1998 will also receive an initial grant of an option to purchase 5,000 shares. In addition, non-employee directors will receive annual grants of an option to purchase 2,000 shares, commencing in 1999. The exercise price of the options will be equal to the last reported sale price of a share of Common Stock as quoted on the NASDAQ National Market System on the date of grant or, if there is no such sale, the last reported sale price of a share of Common Stock as so reported on the nearest preceding date upon which such sale took place.

   Each option granted under the Director Plan becomes exercisable one year after the date of the grant and expires on the tenth anniversary following the date of grant. Options become fully exercisable upon the death or disability of an optionee or upon an optionee's ceasing to be a director of the Company. If an optionee ceases to be a director of the Company for any reason other than death or disability, options must be exercised within three months after the date the optionee ceases to be a director of the Company. If an optionee ceases to be a director because of disability or death, options must be exercised within three years after the date the optionee ceases to be a director. If an optionee is removed from the Board for cause, any unexercisable option terminates on the date such optionee is removed. Options granted under the Director Plan are not intended to constitute "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

   The Director Plan also provides that eligible directors receive an annual retainer and a meeting fee for each regular and special meeting of the Board attended. Under the Director Plan, eligible directors annually may elect to receive the Board retainer and meeting fee in cash, in Common Stock or in a combination thereof. The annual retainer will be $10,000 in 1998, and meeting fees in 1998 will be $2,000 per Board meeting and $500 per committee or telephone meeting and shall be paid in cash if no election to receive Common Stock is made by an eligible director. If an eligible director elects to receive all or any part of such fees in Common Stock in lieu of cash, the number of shares issued to such director will be equal to the amount of such fees divided by the last reported sale price of a share of Common Stock on the date of the Company's annual meeting. No eligible director may receive more than 40,000 shares of Common Stock under the Director Plan.

   No shares of Common Stock may be issued in lieu of fees and options may be granted under the Director Plan after August 4, 2004. Following such date, the Director Plan will automatically terminate when all options granted under the Director Plan have been exercised.

   The number of shares of Common Stock available under the Director Plan and the amount and exercise price of options granted thereunder, are subject to adjustment in the event of any combination, merger, reorganization or similar event affecting the Common Stock. If any option is terminated or is not exercised for any reason, then any unpurchased shares reserved for issuance thereunder shall not be charged against the 75,000 limitation on the number of shares which may issued and such shares shall again be available for issuance in lieu of meeting fees or upon exercise of options granted under the Director Plan.

   Directors who are not eligible to participate in the Director Plan serve as administrators of the Director Plan. Mr. Siegel and Mr. Hughes are presently the sole ineligible directors. The Board may amend, in any respect, suspend or discontinue the Director Plan at any time, subject to stockholder approval if required by the Internal Revenue Code, the Exchange Act, or applicable stock exchange or NASDAQ requirements.

   Under present accounting rules, the grant of options will not result in a charge against earnings because the exercise price of the options will be equal to the fair market value of the shares of Common Stock on the date of grant. Retainers and meeting fees are charged against earnings by the Company in the period incurred.

   Optionees generally will not be subject to federal income taxation at the time options are granted. Taxable income will be recognized by optionees upon the exercise of an option in an amount equal to the difference between the exercise price paid and the market value of the shares received at the time of exercise. An optionee's basis in the shares received upon the exercise of an option is equal to the exercise price paid, plus any income recognized. The Company will be entitled to a tax deduction equal to the amount of income recognized by optionees.

   Retainers and meeting fees are recognized as taxable income by non-employee directors receiving such fees in an amount equal to the sum of cash and market value of the shares of Common Stock received. The Company is entitled to a tax deduction equal to the amount of income recognized by such directors.

PLAN BENEFITS

   It is not possible to determine awards that will be made to eligible directors under the Director Plan. If the Director Plan, as proposed to be amended, had been in effect in 1997, the non-employee directors as a group would have received options to purchase 22,500 shares of Common Stock (assuming that the initial grants described above were made in 1997) or 10,000 shares of Common Stock (assuming that the annual grants described above were made in 1997). In each case, the options would have been exercisable at the fair market value of the Common Stock on the date of grant. In addition, if the Director Plan, as proposed to be amended, had been in effect in 1997, the non-employees as a group would have received an aggregate annual retainer of

$50,000 (in cash or shares of Common Stock) and aggregate meeting fees of $23,500 (in cash or shares of Common Stock).

                                   * * * * *

   At the meeting, the amendment to the Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote. In determining whether the proposal has received a majority, abstentions will be counted and have the same effect as a vote against the proposal, and broker non-votes will not be considered as present and entitled to vote and therefore will have no effect on the vote.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE PROPOSAL TO AMEND THE DIRECTOR PLAN.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual stockholder meetings, consistent with rules adopted by the Commission. Such proposals must be received by the Company not later than September 8, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Celestial Seasonings, Inc., 4600 Sleepytime Drive, Boulder, Colorado 80301.

                         ANNUAL REPORT TO STOCKHOLDERS

   The 1997 Annual Report of the Company, as filed with the Commission, is being mailed to the stockholders with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                 OTHER MATTERS

   The Board of Directors is not aware of any business to be presented at the Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed form of proxy will vote on such matters in accordance with their best judgment.

                                          Celestial Seasonings, Inc.

Boulder, Colorado
January 5, 1998

                                                                      EXHIBIT A

                        [LOGO OF CELESTIAL SEASONINGS]

                          CELESTIAL SEASONINGS, INC.

                         1993 LONG-TERM INCENTIVE PLAN
                          AS AMENDED DECEMBER 8, 1997

   1. PURPOSE. The purpose of the 1993 Long-Term Incentive Plan (the "Plan") is to advance the interests of Celestial Seasonings, Inc., a Delaware corporation (the "Company") and its stockholders by providing incentives to certain key employees of the Company and to certain other key individuals who perform services for the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

   2. ADMINISTRATION. The Plan shall be administered solely by the Board of Directors (the "Board") of the Company or, if the Board shall so designate, by a committee of the Board that shall be comprised of not fewer than two directors (the "Committee"); provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of awards under the Plan ("Awards") to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. References to the Committee hereunder shall include the Board where appropriate. The membership of the Committee or such successor committee (i) shall consist of "non-employee directors" (as defined in Rule 16b-3) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Rule 16b-3, (ii) shall consist of "outside directors" (as defined in Treasury Regulation (S) 1.162-27(e)(3)(i) or any successor rule) and meet any other applicable requirements so as to comply at all times with the applicable requirements of (S) 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statute, and (iii) shall meet any applicable requirements of the NASDAQ National Market or any stock exchange on which the Company's common stock is listed or quoted.

   The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

   3. PARTICIPATION. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the employees and other key individuals performing services for the Company who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

   4. AWARDS UNDER THE PLAN.

   (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Nonqualified Stock Options" (which may be sold at a price determined by the Committee ("Purchased Options") or awarded to participants) and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

   (b) Maximum Number of Shares that May be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 625,000 Common Shares, subject to adjustment as provided in Paragraph 14. No eligible individual may receive Awards under the Plan for more than 100,000 Common Shares, subject to adjustment as provided in Paragraph 14. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

   (c) Rights with respect to Common Shares and Other Securities.

      (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined) or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

      (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

   5. STOCK OPTIONS. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

      (a) The option price may be less than, equal to, or greater than, the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, but in no event will such option price be less than 50% of the fair market value of the underlying Common Shares at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option granted to such an employee, the option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, or if granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such fair market value at the time the Option is granted; but in no event will such option price be less than the par value of such Common Shares.

      (b) The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

      (c) No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him; provided, however, that the Committee may grant or sell Nonqualified Stock Options that are transferable, without payment of consideration, to immediate family members of the grantee or to trusts or partnerships for such family members and may amend outstanding Options to provide for such transferability.

      (d) The Option shall not be exercisable:

         (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

         (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

         (iii) unless grantee of the Option being exercised has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company, (or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the "Code"), is applicable), except that:

                  (A) if such grantee shall cease such employment or
               performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose), the holder of any Option granted to such grantee which has not expired and has not been fully exercised, at any time within three years (or such period determined by the Committee) after the date the grantee ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which the holder could have exercised the Option on the date the grantee ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

                  (B) if any grantee shall die, then the holder (including the grantee's executors, administrators, heirs or distributees, as the case may be) of any Option granted to such grantee which has not expired and has not been fully exercised, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the holder could have exercised the Option at the time of the grantee's death, or with respect to such greater number of shares as determined by the Committee.

      (e) In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

      (f) It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

      (g) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

   6. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

      (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

      (b) No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by the grantee; provided, however, that the Committee may grant Awards of Stock Appreciation Rights that are transferable, without payment of consideration, to immediate family members of the grantee or to trusts or partnerships for such family members and may amend outstanding Awards to provide for such transferability.

      (c) The Award of Stock Appreciation Rights shall not be exercisable:

         (i) in the case of any Award of Stock Appreciation Rights which is attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

         (ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

         (iii) unless the grantee of the Award of Stock Appreciation Rights being exercised has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company, except that:

                  (A) if such grantee shall cease such employment or
               performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose), then the holder of any Award of Stock Appreciation Rights granted to such grantee which has not expired and has not been fully exercised, may, at any time within three years (or such other period determined by the Committee) after the date the grantee ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the holder could have exercised the Award of Stock Appreciation Rights on the date the grantee ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

                  (B) if any grantee shall die, the holder (including the
               grantee's executors, administrators, heirs or distributees, as the case may be) of any Award of Stock Appreciation Rights granted to such grantee which has not expired and has not been fully exercised may at any time within one year (or such other period determined by the Committee) after the date of such grantee's death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the holder could have exercised the Award of Stock Appreciation Rights at the time of such grantee's death, or with respect to such greater number of shares as determined by the Committee.

      (d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

      (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

      (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

   7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

      (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

      (b) Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"): (i) a participant to whom an award of Restricted Stock is made shall be issued, but shall not be entitled to, the delivery of a stock certificate; (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, provided that the Committee may award Restricted Stock that is transferable, without payment of consideration, to immediate family members of the grantee or to trusts or partnerships for such family members and may amend outstanding awards of Restricted Stock to provide for such transferability; (iii) the Restricted Stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in subparagraph 7(c), and (iv) such other restrictions as determined by the Committee in its discretion.

      (c) If a participant who has been in continuous employment or continually performed services for the Company since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

   8. PERFORMANCE GRANTS. The Award of a Performance Grant to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

      (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Common Shares, Other Company Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

      (b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

      (c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period.

      (d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

         (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

         (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

   Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

   Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

   9. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

      (i) forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company),

      (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or

      (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

   10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

   11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

   12. DISABILITY. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability if the Committee shall determine that the physical or mental condition of such participant was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan, whether or not such participant was eligible to participate in such plan.

   13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company.

   14. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

   In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all restrictions on any outstanding Awards shall lapse and participants shall be entitled to the full benefit of all such Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

   15. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of a beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such a participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

   16. FINANCIAL ASSISTANCE. If the Committee determines that such action is advisable, the Company may assist any grantee of an Award in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

   17. MISCELLANEOUS PROVISIONS.

      (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

      (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

      (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Incentive Stock Option granted pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

      (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

      (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

      (f) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

      (g) The expenses of the Plan shall be borne by the Company.

      (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

      (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

      (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

      (k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

      (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

      (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

   18. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended or suspended in whole or in part at any time from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.

   19. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

      (a) upon the adoption of a resolution of the Board terminating the Plan; or

      (b) July 6, 2003; provided, however, that the Board may, prior to such date, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

                                                                      EXHIBIT B

                        [LOGO OF CELESTIAL SEASONINGS]

                          CELESTIAL SEASONINGS, INC.

                 1994 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN
                   AS AMENDED AND RESTATED DECEMBER 29, 1997

   1. PURPOSE. The purpose of the Amended and Restated 1994 Non-Employee Director Compensation Plan is to advance the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as Directors and to solidify the common interests of the Directors and Stockholders.

   2. DEFINITIONS.

      (a) "Annual Grant Date" shall mean the close of business on the date preceding each annual meeting of the Company's stockholders, commencing in 1999.

      (b) "Board" shall mean the Board of Directors of the Company.

      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (d) "Company" shall mean Celestial Seasonings, Inc., a Delaware corporation.

      (e) "Director" shall mean any person serving as a member of the Board.

      (f) "Disability" shall mean the condition of a Grantee who is unable to engage in any substantial business activities by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of nine (9) months or more.

      (g) "Eligible Directors" shall mean those Directors eligible to participate in the Plan pursuant to Section 4.

      (h) "Fair Market Value" shall mean the last reported sale price of a Share as quoted on the NASDAQ National Market System (or other exchange on which the Shares are principally traded) on the relevant date for valuation, or, if there is no such sale, the last reported sale price of a Share as so reported on the nearest preceding date upon which such sale took place.

      (i) "Grantee" shall mean an Eligible Director who has been granted an Option.

      (j) "Ineligible Directors" shall mean those Directors who are not Eligible Directors.

      (k) "Initial Grant Date" shall mean (i) in the case of an Eligible Director who is first elected as a Director after the Company's 1998 annual meeting of stockholders, the date of the Company's annual meeting of stockholders at which such Director is first elected to the Board,
   (ii) in the case of an Eligible Director who was first elected as a Director on or prior to the Company's 1998 annual meeting of stockholders, the date of the Company's 1998 annual meeting of stockholders.

      (l) "Meeting Fees" shall mean all fees paid for attendance at each regular or special meeting of the Board or Board Committee attended by a Director. Such fees shall be set by the Ineligible Directors.

      (m) "Option" shall mean an option to purchase Shares, granted pursuant to the Plan and subject to the terms and conditions described in the Plan.

      (n) "Optionee" shall mean a person who holds an Option.

      (o) "Plan" shall mean this Amended and Restated 1994 Non-Employee Director Compensation Plan, as it may be amended from time to time pursuant to Section 9.

      (p) "Retainer" shall mean a retainer paid annually to Eligible Directors, which amount shall be set by the Ineligible Directors.

      (q) "Share" shall mean a share of the Company's common stock, $.01 par value per share.

      (r) "Subsidiary" shall mean a subsidiary corporation of the type defined in Code Section 425(f).

   3. ADMINISTRATION. The Plan shall be administered by the Ineligible Directors. Subject to the provisions of the Plan, the Ineligible Directors shall have the power to construe the Plan, to determine all questions arising under the Plan and to adopt and amend any rules and regulations for the administration of the Plan as they may deem desirable. Any interpretation, determination or other action made or taken by the Ineligible Directors shall be made or taken only upon the concurrence of a majority of the Ineligible Directors and shall be final, binding and conclusive. Any action reduced to writing and signed by all of the Ineligible Directors shall be as fully effective as if it had been taken by a vote at a meeting of the Ineligible Directors duly called and held. None of the Ineligible Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options.

   4. ELIGIBILITY. All Directors of the Company shall be Eligible Directors unless they are full-time employees of the Company or any Subsidiary of the Company.

   5. SHARES SUBJECT TO THE PLAN.

      (a) Shares. Awards granted under the Plan shall be made from the Company's authorized but unissued Shares, or, if so determined by the Ineligible Directors, treasury Shares.

      (b) Aggregate Amount. A total of 75,000 Shares shall be authorized for issuance or resale under the Plan (subject to adjustment under Section 10(c)). If any Option is terminated or is not exercised for any reason, then any unpurchased Shares subject to such Option shall not be charged against the limitation on Shares set forth in this Section 5(b) and such Shares shall again be available for Options granted under the Plan.

      (c) Limitation on Awards under the Plan. Notwithstanding any provision of the Plan to the contrary, no Eligible Director may receive more than 40,000 Shares pursuant to the Plan.

   6. RETAINER AND MEETING FEES. Each Eligible Director may elect to receive all or any portion of any Retainer and Meeting Fees in cash, in Shares, or in a combination thereof. Such election shall be irrevocable, made in writing and delivered to the Company's Secretary on or prior to the close of business on the date of the annual meeting of the Company's stockholders. If no such election is received, Eligible Directors shall receive any Retainer and Meeting Fees in cash.

      (a) Cash Retainer and Meeting Fees. Retainers paid in cash shall be paid to each Eligible Director elected at the annual meeting of the Company's stockholders, and shall be paid on or as soon as practicable after the annual meeting of the Company's stockholders. Meeting Fees paid in cash shall be paid on or as soon as practicable after any regular or special meeting attended by an Eligible Director.

      (b) Shares in lieu of Cash Retainer and Meeting Fees. If an Eligible Director elects to receive all or any part of any cash Retainer and/or Meeting Fees in Shares, the number of Shares payable in lieu of cash shall be equal to the amount of such cash divided by the Fair Market Value of a Share on the date preceding the annual meeting of the Company's Stockholders. Certificates for Shares shall be delivered to Eligible Directors as soon as practicable following the end of the one year period commencing on the annual meeting of the Company's Stockholders. Such certificates shall be registered in the name of the Eligible Director, and all Shares so issued shall be fully paid and nonassessable. The Company will pay any issuance or transfer taxes with respect to the issuance of Shares. Any fractions of Shares otherwise issuable under the Plan shall be paid in cash, or, if an Eligible Director has elected to receive any Shares in lieu of cash Retainers or Meeting Fees for the next year, the amount of such cash shall be added to the Retainer and/or Meeting Fees to be issued in Shares during the next year.

   7. TERMS, CONDITIONS AND FORM OF OPTIONS. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Ineligible Directors shall from time to time approve, which agreement shall be executed by a duly authorized officer of the Company and shall comply with and be subject to the following terms and conditions:

      (a) Option Grant Dates. Grants of Options shall be automatic and shall be made as of the Initial Grant Date and the Annual Grant Date.

      (b) Option Formula. Each Eligible Director shall receive an Option to purchase 5,000 Shares, without further action by the Board, on the Initial Grant Date, provided, however, that any Eligible Director who received an Option pursuant to this Plan prior to the Initial Grant Date shall receive an Option to purchase a number of Shares that, when added to the number of Shares covered by the previous Option, equals 5,000 Shares. Each Eligible Director shall receive an Option to purchase 2,000 Shares, without further action by the Board, on each Annual Grant Date,

      (c) Period of Options. Except as provided in Sections 7(g) and (h) below, Options shall vest and become exercisable one year after the applicable Initial or Annual Grant Date. Options shall terminate and cease to be exercisable on the tenth anniversary of the date upon which such Option was granted (subject to prior termination as provided in Sections 7(g) and (h) below).

      (d) Option Price. The exercise price of each Option granted on an Annual Grant Date shall be equal to the Fair Market Value of a Share on the Annual Grant Date. The exercise price of each Option granted on an Initial Grant Date shall be equal to the Fair Market Value of a Share on the day preceding the Initial Grant Date.

      (e) Exercise of Options. Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office, accompanied by payment, in cash, Shares, the surrender of another outstanding Option under the Plan, or any combination thereof equal to the exercise price for the Shares obtainable upon exercise of the Option. The Company shall have the right to deduct from payments of any kind due to an Optionee, or require payment by the Optionee, of federal, state or local taxes required to be withheld in connection with any exercise of an Option.

      (f) Options Non-Transferable. No Option shall be transferable other than by will or by the laws of descent and distribution; provided, however, that the Ineligible Directors may grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members and may amend outstanding Options to provide for such transferability. No interest of any Optionee under an Option or the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Grantee, Options shall be exercisable only by the Grantee who received them or the Grantee's guardian or legal representative or a permitted transferee.

      (g) Death or Disability of Grantee. If a Grantee dies or terminates performance of services as a Director because of Disability, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and exercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c), or (ii) one year after the date of such Grantee's death or termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. In the case of death, an Option may be exercised by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such rights, by the Optionee's executors or administrators; provided that such person(s) consent in writing to abide by and be subject to the terms of the Plan and the Option and such writing is delivered to the Company.

      (h) Ceasing to Serve as a Director other than for Death or Disability.

         (i) If a Grantee's performance of services as a Director terminates for any reason other than death, Disability or termination of services as a Director for cause, any unvested and unexercisable Option granted to such Grantee shall immediately and fully vest. Such Option, together with any other vested and exercisable Options granted to such Grantee, may be exercised, at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c) or (ii) three months after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate.

         (ii) If a Grantee's performance of services as a Director is terminated for cause, any unvested and unexercisable Option granted to such Grantee shall terminate as of the date of such termination of services. All Options previously granted to such Grantee which are, as of the date of such termination of services, vested and exercisable, may be exercised at any time, or from time to time, prior to the earlier of (i) the termination of such Option in accordance with Section 7(c) or (ii) one month after the date of such Grantee's termination of services as a Director, at which date all then-outstanding and unexercised Options granted to such Grantee shall terminate. For the purposes of the Plan and any Option agreement, such Grantee's service shall be deemed to have terminated on the earlier of (a) the date when such Grantee's service in fact terminated or (b) the date when such Grantee received written notice that his service is to terminate for cause.

      (i) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to any Shares subject to an Option prior to the date of issuance to such Optionee of a certificate or certificates for such Shares.

      (j) Nonqualified Stock Options. Options shall not be incentive stock options within the meaning of Code Section 422.

   8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options, and the obligation of the Company to issue Shares and to transfer Shares upon exercise of Options shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Optionees, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (a) the listing of such Shares on any stock exchange or other market on which the Shares may then be listed, where such listing is required under the rules or regulations of such exchange or market, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such Shares and to comply with such laws and regulations.

   9. AMENDMENT AND DISCONTINUANCE. The Board may from time to time amend, suspend or discontinue the Plan; provided, however, that, the Plan shall not be amended without the consent of the stockholders of the Company to the extent such consent is required under Rule 16b-3 under the Securities and Exchange Act of

1934, as amended, Section 162(m) of the Code or any stock exchange or market quotation system on which the Shares are then listed or quoted.

   10. GENERAL PROVISIONS.

      (a) Assignability. The rights and benefits under the Plan or any Option shall not be assignable or transferable by an Eligible Director or Optionee other than by will or by the laws of descent and distribution, and during the lifetime of the Grantee, Options shall be exercisable only by the Grantee who received them or the Grantee's guardian or legal representative; provided, however, that the Ineligible Directors may grant Options that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members and may amend outstanding Options to provide for such transferability.

      (b) Termination of Plan. No Shares may be issued in lieu of Retainers and Meeting Fees, and no Options may be granted under the Plan after August 4, 2004 (or if such date is not a business day, on the next succeeding business day). Following such date, the Plan shall automatically terminate after all Options granted under the Plan have been exercised or have terminated or expired.

      (c) Adjustments in Event of Change in Shares. If any change in the Shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or of any similar change affecting the Shares, then the number and class of Shares subject to outstanding Options or to be issued in lieu of Retainers and Meeting Fees, the exercise price per Share, and any other terms of the Plan or the Options which in the Ineligible Directors' sole discretion require an equitable adjustment shall be appropriately adjusted consistent with such change in such manner as the Ineligible Directors may deem appropriate. Such adjustments may include a provision permitting the Company to pay cash in lieu of fractional Shares.

      (d) No Right to Continue as a Director. Neither the Plan, the granting of an Option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

      (e) ERISA. The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

      (f) Effective Date of the Plan. The Plan took effect on August 4, 1994, subject to approval of the Company's stockholders which was granted on February 9, 1995. The Plan was amended and restated by the Board on August 15, 1996 and December 29, 1997, with the December 29, 1997 amendment and restatement subject to approval of the Company's stockholders on February 12, 1998. This amended and restated version of the Plan shall amend and supersede in its entirety previous versions of the Plan, provided, however, that such amendment and restatement is not intended to affect the validity of any of actions taken pursuant to previous versions of the Plan.

      (g) Governing Law. To the extent not superseded by federal law, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware and construed accordingly.

PROXY                                                                    PROXY

                          CELESTIAL SEASONINGS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Mo Siegel, Stephen B. Hughes and Darrell F. Askey, or any of them, the proxies and attorneys-in-fact for the undersigned, with full power of substitution and revocation, to vote on behalf of the undersigned, at the 1998 annual meeting of stockholders of Celestial Seasonings, Inc. (The "Company") to be held at Celestial Seasonings, Inc., 4600 Sleepytime Drive, Boulder, Colorado 80301 on Thursday, February 12, 1998 at 2:30 p.m. (MST), and any adjournments thereof, all shares of the common stock, $.01 par value per share, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4
                            PROPOSED BY THE COMPANY

           PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

1.  Election of Directors. Nominees:
    Marina Hahn, Stephen B. Hughes and Leonard Lieberman

    ----------------------------------------------------
                   Nominee Exception

                                                FOR ALL
                                             (EXCEPT THOSE
            FOR           WITHHELD             WRITTEN TO
            ALL             ALL                 THE LEFT)
            [ ]             [ ]                    [ ]

2.  Amendment of the Celestial Seasonings, Inc. 1993 Long Term Incentive Plan.

            FOR           AGAINST                ABSTAIN
            [ ]             [ ]                    [ ]

3. Amendment of the Celestial Seasonings, Inc. 1994 Non-Employee Director Compensation Plan.

            FOR           AGAINST                ABSTAIN
            [ ]             [ ]                    [ ]

4. Ratification of the appointment of Delotte & Touche LLP as the Company's Independent auditors for the year ending September 30, 1998.

            FOR           AGAINST                ABSTAIN
            [ ]             [ ]                    [ ]


[ ] Yes, I am planning on attending the meeting.

The undersigned hereby revokes all previous proxies given by the undersigned to vote at such meeting or adjournment or postponement thereof.

Dated:__________________________________

Signatures: ____________________________

________________________________________

Please sign exactly as name appears on the card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. The persons named as proxies on the reverse side of this card will have discretionary authority to vote this proxy with respect to additional matters that are properly presented at the meeting. Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.